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                                                                    EXHIBIT 10.2

                            FORM OF AFFILIATE LETTER

                                                                          [date]

Champion Enterprises, Inc.
2701 University Drive
Suite 320
Auburn Hills, MI 48326

Gentlemen:

     This letter agreement (this "Agreement") is being delivered in accordance with Section 5.1(k) of the Agreement and Plan of Merger, dated as of August 19, 1996 (the "Merger Agreement"), by and among Champion Enterprises, Inc., a Michigan corporation ("Parent"), RHI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Redman Industries, Inc., a Delaware corporation (the "Company"). The Merger Agreement provides, among other things, for the merger of Sub with and into the Company (the "Merger"), pursuant to which each share of the common stock, par value $0.01 per share ("Company Common Stock"), of the Company will be converted into shares of common stock, par value $1.00 per share ("Parent Common Stock", and, together with the Company Common Stock, the "Common Stock"), of Parent on the basis described in the Merger Agreement.

     1. The undersigned ("Shareholder") hereby represents, warrants, covenants and agrees as follows:

          (a) Shareholder has full power to execute this Agreement and to make the representations, warranties, covenants and agreements herein and to perform its obligations hereunder.

          (b) Shareholder understands that as of the date of this letter it may be deemed to be an "affiliate" of [the Company] [Parent] as such term is
     (i) used in Rule 145 of the General Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Securities Act"), or (ii) used in and for purposes of Accounting Series, Releases 130 and 135 of the SEC (an "Affiliate").

          (c) Shareholder is the beneficial or record owner of shares of Common Stock and/or options, warrants or other rights exercisable for or convertible into shares of Common Stock (collectively, the "Rights"), (all such shares and Rights, including any hereafter acquired, the "Shares").

          (d) Shareholder will not sell, transfer or otherwise dispose of or offer or agree to sell, transfer or dispose of or in any other way reduce Shareholder's risk of ownership or investment in (any of the foregoing, a "Disposition") any of the shares of Parent Common Stock issued to the undersigned in the Merger pursuant to the terms of the Merger Agreement (the "Parent Shares") in violation of the Securities Act or the Rules and Regulations.

          (e) Shareholder understands that the issuance of Parent Common Stock pursuant to the Merger has been registered with the SEC under the Securities Act on a Registration Statement on Form S-4 and that, because at the time the Merger Agreement is submitted to a vote of the stockholders of the Company, Shareholder may be deemed to be an Affiliate of [the Company] [Parent] and the distribution by Shareholder of any shares of Parent Common Stock has not been registered under the Securities Act, Shareholder may not make any Disposition of the Parent Shares unless (i) such Disposition has been registered under the Securities Act, (ii) such Disposition is made in conformity with Rule 145 promulgated by the SEC under the Securities Act, or (iii) Parent has received an opinion of counsel, which opinion and counsel shall be reasonably acceptable to Parent, to the effect that such Disposition is otherwise exempt from registration under the Securities Act.
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          (f) Shareholder understands that stop transfer instructions will be given to all transfer agents for the Parent Common Stock (with respect to Parent Shares) and that there will be placed on the certificates evidencing the Parent Shares, or any replacements or substitutions therefor, a legend stating in substance:

        THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933
        APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED AUGUST 19, 1996 BETWEEN THE REGISTERED HOLDER HEREOF AND CHAMPION ENTERPRISES, INC. AND, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF CHAMPION ENTERPRISES, INC.

          (g) Shareholder also understands that unless a Disposition of the Parent Shares has been registered under the Securities Act or is made in conformity with the provisions of Rule 145, Parent reserves the right to put the following legend on the certificates evidencing any of the Parent Shares issued to any transferee of Shareholder:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

          (h) It is understood and agreed that the legends set forth in Sections 1(f) and 1(g) above shall be removed by delivery of substitute certificates without such legend if Shareholder has delivered to Parent (i) an opinion of counsel (or other evidence), which opinion and counsel (or such other evidence) shall be reasonably satisfactory to Parent, or a letter from the staff of the SEC, to the effect that such legend is not required for purposes of the Rules and Regulations or the Securities Act or (ii) evidence or representations satisfactory to Parent that the Parent Shares represented by such certificates are being or have been sold in a transaction made in conformity with Rule 145(b).

     2. Shareholder understands that the Merger will be accounted for using the "pooling-of-interests" method and that such treatment for financial accounting purposes is dependent upon the accuracy of certain of the representations and warranties, and the compliance by Shareholder with certain of the covenants and agreements, set forth herein. Accordingly, Shareholder further hereby covenants and agrees (in addition to the other covenants and agreements in this Agreement) that it will not make any Disposition: (i) of the Shares in the 30-day period immediately preceding the Effective Time or (ii) of the Parent Shares after the Effective Time until Parent shall have publicly released a report including the combined financial results of Parent and the Company for a period of at least 30 days of combined operations of Parent and the Company. Shareholder understands that stop transfer instructions will be given to the transfer agents of Parent and the Company in order to prevent any breach of the covenants and agreements made by Shareholder in this Section 2, although such stop transfer instructions will be promptly rescinded upon the publication of the financial report referred to in clause (ii) of the immediately preceding sentence.

     3. Shareholder further understands and agrees that the representations, warranties, covenants and agreements of Shareholder set forth herein are for the benefit of Parent, the Company and the Surviving Corporation (as defined in the Merger Agreement) in the Merger and will be relied upon by such entities and their respective counsel and accountants.

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     4. This Agreement will be binding upon and enforceable against administrators, executors, representatives, heirs, legatees and devisees of Shareholder and any pledgees holding the Shares as collateral. If the Merger Agreement is terminated in accordance with its terms prior to the Effective Time, this Agreement will thereupon automatically terminate.

                                          Very truly yours,

                                          Name:
                                               ---------------------------------

                                          Address:
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                                          Agreed to and accepted:

                                          CHAMPION ENTERPRISES, INC.

                                          By:
                                             -----------------------------------
                                            Name:
                                            Title:

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